                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                           THE INDIA GROWTH FUND INC.
         ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
    ____________________________________________________________________________

    (2)  Aggregate number of securities to which transaction applies:
    ____________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ____________________________________________________________________________

    (4)  Proposed maximum aggregate value of transaction:
    ____________________________________________________________________________

    (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.


    (1)  Amount Previously Paid:
    _________________________________________________

    (2)  Form, Schedule or Registration Statement No.:
    _________________________________________________

    (3)  Filing Party:
    _________________________________________________

    (4)  Date Filed:
    _________________________________________________

                          THE INDIA GROWTH FUND INC.
                  c/o Mitchell Hutchins Asset Management Inc.
                     499 Washington Boulevard, 14th Floor
                          Jersey City, NJ 07310-1998
                                (201) 318-4141

                                                              September 1, 2000

Dear Stockholders:

  The Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, September 29, 2000, at 3:00 P.M., New York time, at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement, proxy card and postage prepaid envelope are enclosed.

  The matters on which you, as a stockholder of the Fund, are being asked to vote are: (i) the election of two Class II directors for a term of three years; and (ii) ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

  The Board of Directors recommends that stockholders vote in favor of proposals (i) and (ii) above.

  You are cordially invited to attend the meeting. If you do not plan to attend, however, we urge you to complete and return your signed and dated proxy in the envelope provided.

                                          Respectfully,

                                          Mr. P.S. Subramanyam
                                          President & Chairman of the Board

                          THE INDIA GROWTH FUND INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
 The India Growth Fund Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Friday, September 29, 2000, at 3:00 P.M., New York time, at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, for the following purposes:

    1. To elect two Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 2003.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending June 30, 2001.

    3. To transact such other business as may properly come before the meeting or adjournments thereof.

  The Board of Directors has fixed the close of business on August 4, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

                                          By order of the Board of Directors,

                                          J.S. Mascarenhas

Dated: September 1, 2000

 STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                          THE INDIA GROWTH FUND INC.
                  c/o Mitchell Hutchins Asset Management Inc.
                     499 Washington Boulevard, 14th Floor
                          Jersey City, NJ 07310-1998

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The India Growth Fund Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Friday, September 29, 2000, at 3:00 P.M., New York time, at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 1, 2000. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Fund, c/o PNC Bank, National Association, P.O. Box 9426, Wilmington, Delaware 19809-9938), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal referred to in this Proxy Statement.

  The Board of Directors has fixed the close of business on August 4, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had 9,830,611 outstanding shares of common stock.

  On August 28, 2000, the Fund sent a copy of its annual report for its fiscal year ended June 30, 2000 to each stockholder of record of the Fund. The Fund will furnish without charge an additional copy of its annual report to any stockholder requesting such report. Requests for copies of these reports should be made by writing to Mitchell Hutchins Asset Management Inc., the Fund's administrator, at 499 Washington Boulevard, 14th floor, Jersey City, New Jersey 07310-1998. Unit Trust of India Investment Advisory Services Limited is the Fund's investment adviser. Its business address is Commerce Centre 1, 8th Floor, G.D. Somani Marg, Cuffe Parade, Mumbai, India 400-005.

                           (1) ELECTION OF DIRECTORS

  The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Ishaat Hussain, Peter
J. Pearson and Christopher Reeves, constituting the Class II directors, expire at the 2000 Annual Meeting of Stockholders. Mr. Pearson has submitted his resignation as a director of the Fund effective as of September 29, 2000, and accordingly is not standing for reelection. Mr. Hussain was elected by the Fund's Board of Directors as a Class II director at a meeting held on January 24,

2000. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the two nominees listed below for a term expiring on the date of the Annual Meeting of Stockholders in 2003 or until their successors are elected and qualified:

                                   Class II
                                Ishaat Hussain
                              Christopher Reeves

If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees and Members of the Board of Directors

  The following table sets forth certain information concerning each of the directors and nominees for director. Each of the nominees is currently a director of the Fund.

                              Present Office with the Fund,
                                        Principal
                                Occupations or Employment               Shares
                                         During                      Beneficially
                                   Past Five Years and                  Owned
      Name and Address                Directorships         Director  August 4,   Percent
     of Director (Age)         in Publicly Held Companies    Since     2000(1)    of Class
     -----------------        ----------------------------- -------- ------------ --------
*P.S. Subramanyam (58)......  President and Chairman of       1998       None       --
c/o Unit Trust of India       the Fund; Chairman, Unit
13 Sir Vithaldas Thackersey   Trust of India ("UTI") since
Marg                          September 1998; Executive
New Marine Lines              Director, Industrial
Mumbai 400-020                Development Bank of India
India                         ("IDBI") from October 1996
                              to September 1998; Chief
                              General Manager, IDBI from
                              August 1991 to September
                              1996.

**Pierre Dinan (63).........  Director, Multiconsult          1999       None       --
11 Eliacin Francois Street    Limited since 1993; Partner,
Rose Hill                     De Chazal Du Mee (DCDM),
Mauritius                     since 1985; Director, UTIIAS
                              (Mauritius) Ltd. since 1999.

**Uday Kumar Gujadhur (45)..  Director, Multiconsult          1999       None       --
8E, Lislet Geoffroy Street    Limited since 1994; Partner,
Cunepipe                      De Chazal Du Mee (DCDM),
Mauritius                     since 1988; Director, UTIIAS
                              (Mauritius) Ltd. since 1999.

                            Present Office with the Fund,
                                      Principal
                              Occupations or Employment               Shares
                                       During                      Beneficially
                                 Past Five Years and                  Owned
     Name and Address               Directorships         Director  August 4,   Percent
    of Director (Age)        in Publicly Held Companies    Since     2000(1)    of Class
    -----------------       ----------------------------- -------- ------------ --------
*Mr. G.P. Gupta (59)......  Chairman, IDBI since July       1997       None       --
IDBI, IDBI Towers           1998; President and Chairman
Cuffe Parade                of the Board of the Fund
Mumbai 400-005              from 1997 to 1998; Chairman,
India                       UTI, from January 1997 to
                            June 1998; Chairman, Unit
                            Trust of India Investment
                            Advisory Services Limited,
                            from March 1997 to June
                            1998; Executive Director,
                            IDBI from September 1992 to
                            December 1996; Director,
                            Industrial Finance
                            Corporation of India Ltd.,
                            since 1998; Director, Small
                            Industries Development Bank
                            of India, from May 1995 to
                            January 1997; Director, IDBI
                            Bank Ltd., from September
                            1994 to January 1997;
                            Director, Tata Iron & Steel
                            Co. Ltd., from August 1994
                            to January 1997; Director,
                            IDBI Investment Co. Ltd.,
                            from December 1991 to
                            December 1996; Director,
                            Industrial Credit Investment
                            Corporation of India;
                            Council Member, Indian
                            Institute of Bankers.

Thomas L. Hansberger (67).  President, Chief Executive      1999       None       --
Hansberger Global           Officer, Director and
Investors                   Treasurer, Hansberger Global
515 East Las Olas Blvd.     Investors Inc. since 1994;
Suite 1300                  Director, Hansberger Global
Fort Lauderdale, FL 33301   Fund PLC since 1994;
USA                         Director, Hansberger Global
                            Investors Ltd., since 1994;
                            Director, Hansberger Global
                            Investors (HK) Limited since
                            1996.

Ishaat Hussain (52).......  Executive Director, Tata        2000       None       --
Tata Sons Ltd.              Sons Ltd. since July 1999;
Bombay House                Senior Vice President and
Homi Mody Street            Executive Director of
Mumbai 400 001              Finance, Tata Iron & Steel
                            Co. Ltd. until June 1999.

                           Present Office with the Fund,
                                     Principal
                             Occupations or Employment               Shares
                                      During                      Beneficially
                                Past Five Years and                  Owned
    Name and Address               Directorships         Director  August 4,   Percent
    of Director (Age)       in Publicly Held Companies    Since     2000(1)    of Class
    -----------------      ----------------------------- -------- ------------ --------
Narayana Murthy (54) ....  Chairman and Chief Executive    1999       None       --
c/o Infosys Technologies   Officer of Infosys
Limited                    Technologies Limited, since
Itosur Road                July 1981; Director,
3rd Cross, Electronic      Industrial Credit Investment
City                       Corporation of India, since
Bangalore 561-229          August 1998; Director of
India                      Videsh Sanchar Nigam
                           Limited, since December
                           1998.

***Peter J. Pearson (54).  Managing Director, Atlantis     1988       None       --
2 Copthall Avenue          Investment Management
London EC2R 7DA            Limited, since September
United Kingdom             2000; Partner, The Berwick
                           Group, from 1994 to 2000;
                           Managing Director, Enskilda
                           Asset Management, from 1990
                           to 1993; Chief Executive,
                           Rothschild Asset Management
                           Ltd., from 1988 to 1990;
                           Managing Director, Fidelity
                           International Investment
                           Management (Hong Kong)
                           Limited, from 1981 to 1988;
                           Director of various other
                           Asian funds.

*Christopher Reeves (64).  Senior Adviser, Merrill         1991       None       --
Ropemaker Place            Lynch Europe Holdings
25 Ropemaker Street        Limited, since February
London EC2Y 9LY            1999; Chairman, Merrill
United Kingdom             Lynch Europe PLC, since
                           September 1993; Chairman,
                           Merrill Lynch International,
                           since September 1993; Deputy
                           Chairman, Merrill Lynch
                           International, from February
                           1998 to February 1999; Vice
                           Chairman, Merrill Lynch
                           International Limited, from
                           March 1989 to September
                           1993; Senior Advisor to the
                           President of Merrill Lynch
                           Capital Markets, from 1988
                           to 1989; Director, DSP
                           Merrill Lynch International,
                           since March 1995.

                                 Present Office with the Fund,
                                           Principal
                                   Occupations or Employment               Shares
                                            During                      Beneficially
                                      Past Five Years and                  Owned
       Name and Address                  Directorships         Director  August 4,   Percent
       of Director (Age)          in Publicly Held Companies    Since     2000(1)    of Class
       -----------------         ----------------------------- -------- ------------ --------
***Antoine W. Van Agtmael (55).  President and Chief             1988       None       --
1001 Nineteenth Street, N.W.     Investment Officer, Emerging
16th Floor                       Markets Investors
Arlington, VA 22209-1722         Corporation and Emerging
USA                              Markets Management, LLC,
                                 since 1987; Vice President
                                 and Managing Director,
                                 Strategic Investment
                                 Partners, Inc., Strategic
                                 Investment Management and
                                 Strategic Investment
                                 Management International,
                                 since 1987; Deputy Director,
                                 International Finance
                                 Corporation, from 1986 to
                                 1987; Division Chief, World
                                 Bank, from 1984 to 1985;
                                 Investment Officer,
                                 International Finance
                                 Corporation, from 1979 to
                                 1984.

--------
  * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser, Unit Trust of India Investment Advisory Services Limited (the "Adviser"). Mr. P.S. Subramanyam is deemed to be an interested person because of his affiliation with UTI, the parent company of the Adviser. Mr. G.P. Gupta is deemed to be an interested person because of his affiliation with IDBI, which owns 50% of the initial capital of UTI. Mr. Christopher Reeves is deemed to be an interested person because of his affiliation with Merrill Lynch Europe PLC, which is affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which has acted as an underwriter for the Fund's shares.
 ** Messrs. Dinan and Gujadhur are Directors of UTIIAS (Mauritius) Ltd., an entity which is 60% owned by UTIIAS, the Fund's investment adviser, and 40% owned by De Chazal Du Mee Ltd. (DCDMCL). DCDMCL is a subsidiary company of De Chazal Du Mee & Co. of which Messrs. Dinan and Gujadhur are partners.
*** Messrs. van Agtmael and Pearson have submitted their resignations as directors of the Fund, effective as of September 29, 2000. The Fund's Board of Directors will consider whether or not to fill the vacancies at an appropriate time in the future.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. P.S. Subramanyam, G.P. Gupta and Ishaat Hussain. The Executive Committee did not meet during the fiscal year ended June 30, 2000.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Hansberger, Hussain, Murthy, Pearson and van Agtmael. The Audit Committee met twice during the fiscal year ended June 30, 2000.

  The Board of Directors of the Fund met four times during the fiscal year ended June 30, 2000. Mr. Gupta attended fewer than 75% of the total number of Board meetings and meetings of committees on which he serves.

Executive Officers of the Fund

  Mr. P.S. Subramanyam (age 58), has been President and Chairman of the Board of Directors of the Fund since October 9, 1998 (see information provided above).

  Mr. J.S. Mascarenhas (age 49), was elected Secretary and Treasurer of the Fund by the Board of Directors by unanimous written consent dated as of August 27, 1999. He was also appointed Chief Executive Officer of the Adviser of the Fund in July 1999. Mr. Mascarenhas serves as the manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Prior to his promotion to Chief Executive Officer of the Adviser, he served in a number of other positions with UTI over the course of almost thirty years. From January 1995 to July 1999, he was General Manager and Executive Assistant to the Chairman of UTI, from June 1994 to December 1994, he was General Manager of the Department of Accounts and Investment Accounts, and from May 1989 to May 1994, he was in charge of one of UTI's largest branch offices in Ahmedabad.

  Mr. P.S. Subramanyam and Mr. J.S. Mascarenhas are considered to be "interested persons" of the Fund and the Adviser as defined in the 1940 Act.

Transactions with and Remuneration of Officers and Directors

  The Adviser bears all salaries and expenses of the Fund's officers and directors who are directors, trustees, officers or employees of the Adviser or UTI, except that the Fund bears travel expenses or an appropriate fraction thereof of such officers and directors of the Fund to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. All executive officers of the Fund are affiliated with UTI or the Adviser. The aggregate direct remuneration for all directors not affiliated with UTI or the Adviser was approximately $34,000 during the fiscal year ended June 30, 2000. Each such unaffiliated director currently receives fees, paid by the Fund, of $500 per directors' meeting and committee meeting attended and an annual director's fee of $5,000.

  UTI, which pays the compensation and certain expenses of Mr. Subramanyam, receives a fee for administration of the trust fund arrangement under which the Fund's assets are held in India, including accounting and portfolio valuation services.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended June 30, 2000. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund complex.

                                                                   Aggregate
                                                                  Compensation
     Name of Director                                           from the Fund(1)
     ----------------                                           ----------------
     Mr. P.S. Subramanyam(2)...................................      $    0
     Pierre Dinan(3)...........................................      $    0
     Uday Kumar Gujadhur(3)....................................      $    0
     G.P. Gupta(2).............................................      $    0
     Thomas L. Hansberger......................................      $6,500
     Ishaat Hussain............................................      $6,000
     Glen Moreno(4)............................................      $    0
     Narayana Murthy...........................................      $6,500
     A.C. Muthiah(5)...........................................      $    0
     Peter J. Pearson..........................................      $7,500
     Christopher Reeves(2).....................................      $    0
     Antoine W. van Agtmael....................................      $7,500

--------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Mr. P.S. Subramanyam and Mr. G.P. Gupta, who are affiliated with the Adviser, and Mr. Christopher Reeves, who is affiliated with a broker-dealer registered under the Exchange Act, are "interested persons" of the Fund and, therefore, did not receive any compensation from the Fund for their service as directors.
(3) Messrs. Dinan and Gujadhur have waived their fees for serving as directors.
(4)  Mr. Moreno resigned as a director of the Fund effective July 5, 1999.
(5)  Mr. Muthiah resigned as a director of the Fund effective August 12, 1999.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended June 30, 2000.

  The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote at the meeting shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

           (2) RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  At a meeting held on July 7, 2000, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2001. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for prior fiscal years. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended June 30, 2000 were audited by PricewaterhouseCoopers LLP.

  The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

Share Repurchase Program

  At a Special Meeting of the Board of Directors held on August 18, 2000, the Board approved a share repurchase program for up to 20% of the Fund's common stock. The Fund intends to commence this share repurchase program during the fourth quarter of 2000. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interests of stockholders of the Fund.

  If the average of the closing prices of the common stock of the Fund on the New York Stock Exchange for the last trading day in each week during a 12-week period (commencing in the second quarter of 2001 and ending in the third quarter of 2001, as set by the Board of Directors) represents a discount of 20% or more from the average net asset value of the Fund as determined on the same days in the same period, the Board of Directors intends to consider taking appropriate actions in the fourth quarter of 2001 to address the Fund's discount.

Security Ownership of Certain Beneficial Owners

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of August 4, 2000. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                                     Name and Address                 Amount and Nature of     Percent
     Title or Class                of Beneficial Owner                Beneficial Ownership     of Class
     --------------                -------------------                --------------------     --------
Common Stock............ City of London Investment Group PLC      Has sole power to vote and    13.54%
                         10 Eastcheap                             dispose of 1,330,600 shares.
                         London, EC3M ILX
                         England


Common Stock............ City of London Investment                Has sole power to vote and     11.0%
                          Management Company Ltd.                 dispose of 1,081,030 shares.
                         10 Eastcheap
                         London, EC3M ILX
                         England


Common Stock............ President and Fellows of Harvard College Has sole power to vote and      9.9%
                         c/o Harvard Management Company, Inc.     dispose of 976,801 shares.
                         600 Atlantic Avenue
                         Boston, MA 02110

Miscellaneous

  Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $7,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by September 29, 2000, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

  In order to submit a stockholder proposal to be considered for inclusion in the Fund's Proxy Statement for the Fund's 2001 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The India Growth Fund Inc., c/o Mitchell Hutchins Asset Management Inc., Newport Center III, 499 Washington Boulevard, 14th Floor, Jersey City, New Jersey 07310-1998) not later than May 4, 2001. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's Proxy Statement, must deliver written notice thereof to the Fund (addressed to The India Growth Fund Inc., Mitchell Hutchins Asset Management Inc., 499 Washington Boulevard, 14th floor, Jersey City, New Jersey 07310-
1998) not before July 1, 2001 and not later than July 31, 2001.

                                          By order of the Board of Directors,

                                          J.S. Mascarenhas
                                          Secretary

499 Washington Boulevard, 14th Floor
Jersey City, NJ 07310-1998
September 1, 2000

                          THE INDIA GROWTH FUND INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
             ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 29, 2000


        The undersigned stockholder of The India Growth Fund Inc. (the "Fund") hereby appoints P.S. Subramanyam, J.S. Mascarenhas and Laurence E. Cranch, and each of them, the proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, NY 10166, on Friday, September 29, 2000 at 3:00 p.m. New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

1. The election of Messrs. Christopher Reeves and Ishaat Hussain as Class II Directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2003.

        [ ] FOR                          [ ] WITHHOLD AUTHORITY
            the nominees listed below        to vote for the nominee(s) listed
                                             below


        NOMINEES CLASS II: Christopher Reeves
                           Ishaat Hussain

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending July 31, 2001.

            [ ] FOR       [ ] AGAINST        [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSALS 1 AND 2.

                (Continued and to be signed on the other side)

The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposals 1 and 2. In addition, the Shares represented by this proxy will be voted on any other matter that may come before the Meeting in accordance with the discretion of the proxies appointed hereby. The undersigned hereby revokes any and all proxies with respect to such shares heretofor given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated September 1, 2000.


                                        Dated                            , 2000
                                             ----------------------------



                                        ---------------------------------------
                                                       Signature


                                        ---------------------------------------
                                                Signature if held jointly

                                        If shares are held jointly, each
                                        Shareholder named should sign. If only
                                        one signs, his or her signature will be
                                        binding. If the Shareholder is a
                                        corporation, the President or a Vice
                                        President should sign in his or her own
                                        name, indicating title. If the
                                        Shareholder is a partnership, a partner
                                        should sign in his or her own name,
                                        indicating that he or she is a
                                        "Partner".


                     SIGN, DATE AND MAIL YOUR PROXY TODAY